Exhibit 10.1

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUERS OF THE SECURITIES THAT ARE REFERRED TO HEREIN, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES REFERRED TO HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

American dg energy inc.

EUROSITE POWER INC.

Convertible Note Amendment Agreement

October 3, 2014

American DG Energy Inc.

EuroSite Power Inc.

45 First Avenue

Waltham, MA 02451

Ladies and Gentlemen:

1.                  Background. The undersigned investor (the “Investor”) is the owner of convertible notes of American DG Energy Inc. (“ADGE”) in the aggregate principal amount set forth on the signature page. Investors executing an agreement similar to this one are referred to as the “Investors.” The aforesaid convertible notes of ADGE are referred to herein as the “ADGE Notes.” Interest accrued and unpaid on the ADGE Notes, together with the balance of interest payable through the next interest payment date of the ADGE Notes (“Current Interest”), is set forth on the signature page. Interest payable on the ADGE Notes from and after the next interest payment date thereon through the maturity date thereof (“Future Interest”) is set forth on the signature page. ADGE is the owner of shares of the common stock of EuroSite Power Inc. (“EUSP” and such shares, the “EUSP Shares”).

ADGE has agreed to convert the Current Interest and the Future Interest on the ADGE Notes owned by the Investors into EUSP Shares owned by ADGE at a conversion price of $0.50 per EUSP Share.

ADGE has agreed to issue to the Investors warrants to purchase EUSP Shares owned by ADGE in connection with the conversion of Current Interest, with the number of EUSP Shares subject to such warrants being set forth on the signature page at an exercise price of $0.60 per EUSP Share.

Further, the Investors have agreed to convert the entire amount due in respect of the principal and interest on the convertible notes of EUSP (“EUSP Notes”) owned by them into newly issued EUSP Shares, with the aggregate amount of principal and interest being converted at a conversion price of $0.50 per EUSP Share, as set forth on the signature page. The portion of such aggregate amount being converted that is interest consists of interest accrued through the date hereof (“Accrued Interest”) and the balance of interest payable thereafter on the next interest payment date of the EUSP Notes (“Future Interest”).

2.                  Conversion of Current and Future Interest on the ADGE Notes and Issuance of ADGE Warrants.

a.                   Conversion of ADGE Notes. Each Investor hereby converts the Current Interest and the Future Interest on the ADGE Notes owned by it into EUSP Shares owned by ADGE at a conversion price of $0.50 per EUSP Share.

b.                  Issuance of ADGE Warrants to Purchase EUSP Shares owned by ADGE. ADGE agrees to issue warrants to purchase EUSP Shares owned by each Investor, such warrants to be in the form of Exhibit A hereto and the number of EUSP Shares subject to such warrants being set forth on the signature page.

c.                   Deliveries. As soon as practical after the execution of this agreement by all parties, the Investor agrees to deliver to ADGE the ADGE Notes owned by it, and in replacement thereof ADGE will issue a new convertible note for the same principal amount as the Investor’s ADGE Notes in substantially the same form but reflecting the interest conversion. Further, upon delivery of the ADGE Notes held by the Investor, ADGE agrees to transfer to the Investor the EUSP Shares being issued on conversion of the interest on the ADGE Notes and the aforesaid warrants.

3.                  Conversion of EUSP Notes.

a.                   Conversion. Each Investor hereby converts the entire principal, Accrued Interest and Future Interest on the EUSP Notes owned by it into newly issued EUSP Shares at a purchase price per share of $0.50.

b.                  Deliveries. As soon as practical after the execution of this agreement by all parties, each Investor agrees to deliver to EUSP for cancellation all of the EUSP Notes owned by it. Upon delivery of the EUSP Notes held by the Investor, EUSP agrees to issue to the Investor the EUSP Shares to be issued on the conversion of the EUSP Notes.

4.                  Representations and Warranties.

a.                   ADGE and EUSP. ADGE and EUSP hereby confirm that their respective representations, warranties and agreements in the subscription agreement and other documents pursuant to which the original ADGE Notes and the EUSP Notes were issued continue to be true and correct as if made on the date hereof and as if made with respect to the securities being issued pursuant hereto, except that with respect to such representations and warranties that speak as of a particular date, no material adverse change has occurred making such representations and warranties untrue or incorrect in any material respect as of the date hereof.

b.                  The Investor. The Investor hereby confirms that its representations, warranties and agreements in the subscription agreement and other documents pursuant to which the Investor purchased its ADGE Notes and EUSP Notes are true and correct as of the date hereof. Without limiting the foregoing, the Investor represents and warrants that he/it is an accredited investor, as such term is defined in the regulations under the Securities Act of 1933, as amended.

5.                  Expenses. Each party hereto shall each bear its own expenses incurred in connection with this transaction.

6.                  Miscellaneous.

a.                   Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day so long as receipt is confirmed, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the business address or email address of the Investor set forth on the signature page to this Agreement, as it may subsequently change by notice from the Investor; and

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If to ADGE, to:	American DG Energy Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Email: gabriel.parmese@americandg.com

If to EuroSite, to:	EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Email: gabriel.parmese@americandg.com

With a copy to:	Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Email: emiller@sandw.com

Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Investor may designate additional or different addresses for subsequent notices or communications.

b.                  Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assignees of the Investor.

c.                   Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States federal statute or regulations, in accordance therewith.

d.                  Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this transaction.

e.                   Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

f.                   Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Agreement may be evidenced by a scan/.pdf of the executed document sent by email.

g.                  Integration. This Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

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h.                  Exercise of Warrant. ADGE and EUSP agree to take any actions necessary to permit the exercise of the Warrant upon satisfaction of the conditions of exercise set forth therein.

_________________

(Signature page immediately follows.)

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The undersigned Investor, ADGE and EUSP hereby execute this Convertible Note Amendment Agreement as of the date first set forth above.

$510,000 interest due, 1,020,000 common shares and
1,020,000 3-year warrants exercisable at $0.60.
é Amount of Current Interest due, common shares to be	/s/ A European Investor
exchanged and warrants to be issued, respectively, to A	é A European Investor
European Investor. ADGE Notes being converted into EUSP Shares owned by ADGE at $0.50 per share and warrants to purchase EUSP shares, exercisable at $0.60 per share

$72,000 interest due, 144,000 common shares and
144,000 3-year warrants exercisable at $0.60.
é Amount of Current Interest due, common shares to be	/s/ John Hatsopoulos
exchanged and warrants to be issued, respectively, to	é John Hatsopoulos
John Hatsopoulos. ADGE Notes being converted into EUSP Shares owned by ADGE at $0.50 per share and warrants to purchase EUSP shares, exercisable at $0.60 per share

$3,612,500 future interest due, 7,225,000 common shares	/s/ A European Investor
é Amount of Future Interest due to A European Investor	é A European Investor
on ADGE Notes being converted into EUSP Shares
owned by ADGE at $0.50 per share and number of common shares of EUSP to be exchanged for this future interest

$510,000 future interest due, 1,020,000 common shares	/s/ John Hatsopoulos
é Amount of Future Interest due to John Hatsopoulos on ADGE Notes being converted into EUSP Shares owned by ADGE at $0.50 per share and number of common shares of EUSP to be exchanged for this future interest	é John Hatsopoulos

$1,100,000 Convertible Note, 2,200,000 common shares
é Value of EUSP convertible note owned by ADGE to be	/s/ John Hatsopoulos
converted to common shares at a price of $0.50 and number	é John Hatsopoulos
of EUSP common shares to be issued by EUSP to ADGE for	CEO American DG Energy
the conversion of convertible notes held by ADGE.

$300,000 Convertible Note, 600,000 common shares
é Value of EUSP convertible note owned by John	/s/ John Hatsopoulos
Hatsopoulos to be converted to common shares at a price of $0.50 and number of EUSP common shares to be issued by EUSP to John Hatsopoulos for the conversion of convertible notes held by John Hatsopoulos.	é John Hatsopoulos

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$300,000 Convertible Note, 600,000 common shares
é Value of EUSP convertible note owned by A European Investor to	/s/ A European Investor
be converted to common shares at a price of $0.50 and	é A European Investor
number of EUSP common shares to be issued by EUSP to A European Investor for the conversion of convertible notes held by A European Investor.

AGREED:	AGREED:

AMERICAN DG ENERGY INC.	EUROSITE POWER INC.

By: /s/ John Hatsopoulos	By: /s/ Gabriel J. Parmese

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